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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /

     Check the appropriate box:
     / / Preliminary proxy statement
     / / Definitive proxy statement
     /X/ Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                   UST INC.
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                (Name of Registrant as Specified in Its Charter)

                                   UST INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1

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     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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    /1 Set forth the amount on which the filing fee is calculated and state how it was determined.
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                                      UST
                             100 WEST PUTNAM AVENUE
                          GREENWICH, CONNECTICUT 06830
                                                                  April 15, 1994
Dear Stockholder:
                                   A REMINDER

     We have previously sent you proxy soliciting material relative to the Annual Meeting of Stockholders to be held on May 3, 1994. According to our records, we have not as yet received your proxy.

     Since time is short and your vote is very important, we encourage you to sign, date and return the enclosed duplicate proxy card as soon as possible. Your vote is very important whether your holding is large or small.

     Please note that, as described in the Proxy Statement, the Board of Directors recommends a vote FOR Proposals 1 and 2 and AGAINST Proposals 3 and 4.

     Your cooperation is greatly appreciated.

                                           Sincerely,
                                           VINCENT A. GIERER, JR.
                                           Chairman of the Board and
                                           Chief Executive Officer
                              PLEASE ACT PROMPTLY
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                     WACHOVIA BANK OF NORTH CAROLINA, N.A.

                          UST EMPLOYEES' SAVINGS PLAN
                                   A REMINDER

     You have previously received proxy soliciting material relative to the Annual Meeting of Stockholders to be held on May 3, 1994.

     According to our latest records, we have not received your Proxy for the shares held on your behalf in the UST Employees' Savings Plan. The Plan provides that, as Trustee, we must vote shares as to which we receive no instruction in the same proportion as instructed shares are voted. We urge you to send in your Proxy promptly as that your shares may be voted according to your own instructions. We must have your completed proxy by April 29, 1994 in order to vote your shares in accordance with your directions.

     Please note that, as described in the Proxy Statement, the Board of Directors recommends a vote FOR Proposals 1 and 2 and AGAINST Proposals 3 and 4.

     A proxy card and return envelope are enclosed for your use.

     Thank you for your cooperation.